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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-87204, 33-87206, 33-87208, 333-13577 and
333-13579.

                                            Arthur Andersen LLP


Dallas, Texas
March 13, 1997